UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report
(Date of earliest event reported)
August 11, 2011
QUALITY SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

CALIFORNIA	001-12537	95-2888568
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
18111 Von Karman, Suite 700
Irvine, California 92612
(Address of Principal Executive Offices)
(949) 255-2600
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
               On August 11, 2011, the Board of Directors (the “Board”) of Quality Systems, Inc. (“QSI”) approved a standard form of Restricted Stock Unit Agreement (“RSU Agreement”), which QSI will enter into with each of its outside directors in accordance with the terms of QSI’s 2012 Director Compensation Program (“2012 Program”). The RSU Agreement sets forth certain terms and conditions in connection with the Board’s grant of restricted stock units under the 2012 Program, including: (i) the number of restricted stock units granted to the grantee, (ii) vesting periods for the restricted stock units, and (iii) a one-year restriction, beginning from the date a restricted stock unit vests, on the grantee’s ability to sell, transfer, assign, pledge or otherwise encumber or dispose of the vested restricted stock unit (or the underlying shares of the Company’s common stock represented by the restricted stock unit). The RSU Agreement is attached to this report as Exhibit 10.1, which exhibit is incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders
          On August 11, 2011, QSI held its 2011 Annual Shareholders’ Meeting. QSI shareholders were asked to consider and vote upon the following five proposals:
1.	To elect nine director nominees to serve as directors of QSI;

2.	To approve the QSI Second Amended and Restated 2005 Stock Option and Incentive Plan;

3.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2012;

4.	To conduct an advisory vote on the compensation of our named executive officers; and

5.	To conduct an advisory vote on the frequency of an advisory vote on the compensation of our named executive officers.
The results of the shareholder votes were as follows:

Proposal No. 1	For	Withheld
Election of Directors
Craig A. Barbarosh	20,150,136	42,898
Murray F. Brennan, M.D.	20,149,357	43,677
George H. Bristol	20,151,073	41,961
Patrick B. Cline	19,693,471	499,563
Ahmed D. Hussein	14,921,091	5,271,943
D. Russell Pflueger	20,150,666	42,368
Steven T. Plochocki	20,007,160	185,874
Sheldon Razin	19,672,158	520,876
Maureen A. Spivack	20,156,860	36,174

Proposal No. 2	For	Against	Abstain
Approve Second Amended and Restated 2005 Stock Option and Incentive Plan	19,393,795	732,920	66,319

Proposal No. 3	For	Against	Abstain
Ratification of the appointment of PricewaterhouseCoopers LLP as QSI’s independent public accountants for the fiscal year ending March 31, 2012	27,154,017	113,349	12,106

Proposal No. 4	For	Against	Abstain
Advisory vote on the compensation of our named executive officers.	20,047,183	112,364	33,487

Proposal No. 5	1 Year	2 Year	3 Year	Abstain
Advisory vote on the frequency of an advisory vote on the compensation of our named executive officers.	19,247,240	29,878	898,181	17,735
As a result of the shareholder vote:
          (i) with respect to Proposal No. 1, Craig Barbarosh, Murray Brennan, M.D., George Bristol, Patrick Cline, Ahmed Hussein, Russell Pflueger, Steven Plochocki, Sheldon Razin and Maureen Spivack were elected to serve as directors.
          (ii) Proposal No. 2 was approved.
          (iii) Proposal No. 3 was approved.
          (iv) the advisory vote on Proposal No. 4, the compensation of our named executive officers, represented the following voting percentages of votes cast:
               For: 99.27%; Against: 0.55% ; and Abstain: 0.16% .
The QSI Compensation Committee will take this advisory vote into consideration as part of its compensation review and analysis.
          (v) the advisory vote on Proposal No. 5, the frequency of an advisory vote on the compensation of our named executive officers, represented the following voting percentages of votes cast:
               One Year: 95.31%; Two Years: 0.14%; Three Years: 4.44%; Abstain: 0.08%.
Based on the results of this advisory vote, and consistent with the Board’s recommendation, the Board has determined to hold an advisory vote on executive compensation every year until the next required advisory vote on the frequency of future advisory votes on executive compensation.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 10.1	Form of Restricted Stock Unit Agreement

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 15, 2011

QUALITY SYSTEMS, INC.

By:	/s/ Paul Holt
Paul Holt Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description
Exhibit 10.1	Form of Restricted Stock Unit Agreement